[GRAPHIC:  USGI Logo]


FOR IMMEDIATE RELEASE                          Contact:     Michael Garland
                                                            Public Relations
                                                            (210) 308-1237 (tel)
                                                            (210) 308-1227 (fax)
                                                            mpg@us-global.com


                    U.S. GLOBAL INVESTORS EXTENDS COMMITMENT TO
                      U.S. GOVERNMENT SECURITIES SAVINGS FUND

San Antonio, Texas--July 27, 1998--U.S. Global Investors, Inc., investment advisor for the U.S. Government Security Savings Fund, has announced it is extending its voluntary commitment to guarantee that total operating expenses of the fund will not exceed 0.40% through June 30, 1999, or until such later date as it determines. This fund consistently has ranked in the top ten government money market funds for the past five years and carries an effective yield of 5.28%, with a current yield of 5.15%, for the seven-day period ending July 24, 1998.

          CEO Frank Holmes said of the expense cap extension,"Our decision to extend the 0.40% cap illustrates U.S. Global Investors' continuing commitment to keep the fund's yield high relative to those of other government-only money market funds."

                                      -MORE-

--1--

US Government Security Savings Fund

         The U.S. Government Securities Savings Fund consistently has outperformed the average government money market fund, six month CDs and bank money markets while offering free check writing privileges, daily dividend income (which is exempt from state and local taxes), electronic deposits, penalty-free withdrawals and monthly statements.

         To date, the U.S. Government Securities Savings Fund has approximately $767 million in U.S. government notes. The fund is listed as UGSXX.

     The U.S. Government Securities Savings fund is managed to maintain a stable $1 per share value; however, there is no guarantee it will be able to do so. Like all other mutual funds, fund shares are not backed by the U.S. Government or its agencies; however, the securities it invests in are.

     For more information about the fund, including charges and expenses, call 1-800-US-FUNDS for a free prospectus. Read it carefully before you invest or send money.

    The U.S. Government Securities Savings Fund was ranked #2 out of 84 government money market funds for the 5- year period ended 6/30/98 and #5 out of 112 government money market funds for the 1-year period ended 6/30/98 by Lipper Analytical Services. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. Past performance is no guarantee of future results.

     In light of the Fund Advisor's commitment to subsidize fund expenses, it has enhanced the 7-day annualized yield by 0.36% for the period ended 6/30/98.

       According to IBC's Money Fund Report and Bank Rate Monitor, the average money market mutual funds outperform bank money markets and 6-month CDs. Money market yields may change daily. CDs generally have a fixed rate of return. The fund is not a bank and is not insured by the FDIC.



                                    # # #

--2--